Exhibit 99.2

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

CONSOLIDATED BALANCE SHEETS

(dollar amounts in thousands)

	November 1, 2014	February 1, 2014	November 2, 2013
Assets
Current assets:
Cash and cash equivalents	$36,430	$33,431	$55,798
Accounts receivable, less allowance for uncollectible accounts of $1,616, $1,320 and $1,310	31,622	25,152	24,942
Merchandise inventories	667,438	672,354	664,901
Prepaid expenses	15,314	29,282	16,801
Other current assets	51,470	63,405	52,249
Assets held for disposal	4,636	2,013	500
Total current assets	806,910	825,637	815,191
Property and equipment, net of accumulated depreciation of $1,257,988 $1,227,121 and $1,214,802	614,326	625,525	631,639
Goodwill	56,794	56,794	56,841
Deferred income taxes	57,070	57,686	48,311
Other long-term assets	37,301	39,839	37,265
Total assets	$1,572,401	$1,605,481	$1,589,247

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$217,066	$256,031	$253,818
Trade payable program liability	145,105	129,801	134,703
Accrued expenses	209,524	237,403	225,249
Deferred income taxes	68,556	69,373	59,455
Current maturities of long-term debt	2,000	2,000	2,000
Total current liabilities	642,251	694,608	675,225

Long-term debt less current maturities	229,500	199,500	196,500
Other long-term liabilities	45,843	48,485	49,618
Deferred gain from asset sales	105,370	114,823	117,974
Commitments and contingencies
Stockholders’ equity:
Common stock, par value $1 per share:
Authorized 500,000,000 shares; issued 68,557,041 shares	68,557	68,557	68,557
Additional paid-in capital	297,313	297,009	296,578
Retained earnings	428,845	432,332	436,933
Accumulated other comprehensive income	43	379	339
Treasury stock, at cost - 15,177,705 shares; 15,358,872 shares and 15,442,779 shares	(245,321)	(250,212)	(252,477)
Total stockholders’ equity	549,437	548,065	549,930
Total liabilities and stockholders’ equity	$1,572,401	$1,605,481	$1,589,247

Supplemental balance sheet information:
Working capital	$164,659	$131,029	$139,966
Current ratio	1.26	1.19	1.21
Accounts payable to inventory ratio	54.3%	57.4%	58.4%
Total debt as a percent of total capitalization	29.6%	26.9%	26.5%
Debt as a percent of total capitalization, net	26.2%	23.5%	20.6%

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME

(dollar amounts in thousands, except per share amounts)

	Thirteen weeks ended					Thirty-nine weeks ended
	November 1, 2014		November 2, 2013			November 1, 2014			November 2, 2013
		%		%			%			%
	Amount	Sales	Amount	Sales		Amount	Sales		Amount	Sales

Merchandise sales	$395,941	76.5	$394,346	77.8		$1,208,778	76.4		$1,223,813	77.9
Service revenue	121,643	23.5	112,696	22.2		373,401	23.6		347,022	22.1
Total revenues	517,584	100.0	507,042	100.0		1,582,179	100.0		1,570,835	100.0
Costs of merchandise sales	278,800	70.4	267,489	67.8		843,946	69.8		838,126	68.5
Costs of service revenue	120,450	99.0	116,741	103.6		362,473	97.1		349,348	100.7
Total costs of revenues	399,250	77.1	384,230	75.8		1,206,419	76.3		1,187,474	75.6
Gross profit from merchandise sales	117,141	29.6	126,857	32.2		364,832	30.2		385,687	31.5
Gross profit from service revenue	1,193	1.0	(4,045)	(3.6)		10,928	2.9		(2,326)	(0.7)
Total gross profit	118,334	22.9	122,812	24.2		375,760	23.8		383,361	24.4
Selling, general and administrative expenses	117,651	22.7	115,104	22.7		365,345	23.1		354,236	22.6
Net loss from dispositions of assets	(109)	—	(67)	—		(519)	—		(213)	—
Operating profit	574	0.1	7,641	1.5		9,896	0.6		28,912	1.8
Other income	418	0.1	524	0.1		1,175	0.1		1,367	0.1
Interest expense	3,485	0.7	3,643	0.7		10,269	0.7		10,885	0.7
(Loss) earnings from continuing operations before income taxes and discontinued operations	(2,493)	(0.5)	4,522	0.9		802	0.1		19,394	1.2
Income tax (benefit) expense	(723)	29.0 (1)	3,509	77.6	(1)	1,108	138.2	(1)	9,074	46.8	(1)
(Loss) earnings from continuing operations before discontinued operations	(1,770)	(0.3)	1,013	0.2		(306)	—		10,320	0.7
Loss from discontinued operations, net of tax	(194)	—	(49)	—		(319)	—		(124)	—
Net (loss) earnings	(1,964)	(0.4)	964	0.2		(625)	(0.0)		10,196	0.7

Basic (loss) earnings per share:
(Loss) earnings from continuing operations before discontinued operations	$(0.03)		$0.02			$—			$0.19
(Loss) from discontinued operations, net of tax	—		—			(0.01)			—
Basic (loss) earnings per share	$(0.03)		$0.02			$(0.01)			$0.19

Diluted (loss) earnings per share:
(Loss) earnings from continuing operations before discontinued operations	$(0.03)		$0.02			$—			$0.19
(Loss) from discontinued operations, net of tax	—		—			(0.01)			—
Diluted (loss) earnings per share	$(0.03)		$0.02			$(0.01)			$0.19

Other comprehensive (loss) income:
Derivative financial instruments adjustment, net of tax	(170)		(372)			(336)			1,319
Other comprehensive (loss) income	(170)		(372)			(336)			1,319
Comprehensive (loss) income	$(2,134)		$592			$(961)			$11,515

(1) As a percentage of earnings from continuing operations before income taxes and discontinued operations.

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(dollar amounts in thousands)

Thirty-nine weeks ended	November 1, 2014	November 2, 2013

Cash flows from operating activities:
Net (loss) earnings	$(625)	$10,196
Adjustments to reconcile net (loss) earnings to net cash provided by continuing operations:
Net loss from discontinued operations	319	124
Depreciation	55,518	59,941
Amortization of deferred gain from asset sales	(9,453)	(9,453)
Amortization of deferred financing costs	1,937	1,952
Stock compensation expense	1,533	2,451
Deferred income taxes	(66)	(478)
Net loss from dispositions of assets	519	213
Loss from asset impairment	5,243	4,882
Other	(238)	(322)
Changes in assets and liabilities, net of the effects of acquisitions:
Decrease in accounts receivable, prepaid expenses and other	19,644	18,431
Decrease (increase) in merchandise inventories	4,916	(23,693)
(Decrease) increase in accounts payable	(36,494)	7,746
Decrease in accrued expenses	(28,363)	(6,589)
Decrease in other long-term liabilities	(2,182)	(2,354)
Net cash provided by continuing operations	12,208	63,047
Net cash used in discontinued operations	(583)	(193)
Net cash provided by operating activities	11,625	62,854

Cash flows from investing activities:
Capital expenditures	(54,975)	(38,334)
Proceeds from dispositions of assets	56	19
Acquisitions, net of cash acquired	—	(10,741)
Release of collateral investment	—	1,000
Net cash used in investing activities	(54,919)	(48,056)

Cash flows from financing activities:
Borrowings under line of credit agreements	479,438	1,926
Payments under line of credit agreements	(447,938)	(1,926)
Borrowings on trade payable program liability	143,614	114,804
Payments on trade payable program liability	(128,310)	(129,819)
Debt payments	(1,500)	(1,500)
Proceeds from stock issuance	989	1,079
Repurchase of common stock	—	(2,750)
Net cash provided by (used in) financing activities	46,293	(18,186)
Net increase (decrease) in cash and cash equivalents	2,999	(3,388)
Cash and cash equivalents at beginning of period	33,431	59,186
Cash and cash equivalents at end of period	$36,430	$55,798

Supplemental cash flow information:
Cash paid for income taxes	$845	$4,322
Cash received from income tax refunds	$244	$51
Cash paid for interest	$8,482	$9,149
Accrued purchases of property and equipment	$1,350	$2,369

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES

COMPUTATION OF BASIC AND DILUTED EARNINGS PER SHARE	(in thousands, except per share data)

			Thirteen weeks ended		Thirty-nine weeks ended
			November 1, 2014	November 2, 2013	November 1, 2014	November 2, 2013

(a)	(Loss) earnings from continuing operations before discontinued operations		$(1,770)	$1,013	$(306)	$10,320
	Loss from discontinued operations, net of tax		(194)	(49)	(319)	(124)

	Net (loss) earnings		$(1,964)	$964	$(625)	$10,196

(b)	Basic average number of common shares outstanding during period		53,590	53,315	53,533	53,363

	Common shares assumed issued upon exercise of dilutive stock options, net of assumed repurchase, at the average market price		—	615	—	599

(c)	Diluted average number of common shares assumed outstanding during period		53,590	53,930	53,533	53,962

	Basic (loss) earnings per share:
	(Loss) earnings from continuing operations before discontinued operations	(a) / (b)	$(0.03)	$0.02	$—	$0.19
	(Loss) from discontinued operations, net of tax		—	—	(0.01)	—
	Basic (loss) earnings per share		$(0.03)	$0.02	$(0.01)	$0.19

	Diluted (loss) earnings per share:
	(Loss) earnings from continuing operations before discontinued operations	(a) / (c)	$(0.03)	$0.02	$—	$0.19
	(Loss) from discontinued operations, net of tax		—	—	(0.01)	—
	Diluted (loss) earnings per share		$(0.03)	$0.02	$(0.01)	$0.19

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES

ADDITIONAL INFORMATION	(dollar amounts in thousands)

	Thirteen weeks ended		Thirty-nine weeks ended
	November 1, 2014	November 2, 2013	November 1, 2014	November 2, 2013

Capital expenditures	$15,965	$13,832	$54,975	$38,334
Depreciation	$19,172	$19,756	$55,518	$59,941
Non-operating income:
Net rental revenue	$358	$432	$1,040	$1,032
Investment income	59	42	152	132
Other income	1	50	(17)	203
Total	$418	$524	$1,175	$1,367
Comparable sales percentages:
Service	6.1%	0.5%	4.9%	1.6%
Merchandise	-0.2%	-3.6%	-2.3%	-1.7%
Total	1.2%	-2.8%	-0.7%	-1.0%

Total square feet of retail space (including service centers)			12,922,000	12,924,000

Store count
Supercenter			563	572
Service & Tire Center			233	215
Retail Only			6	6
Total			802	793

Sales and gross profit by line of business (A):
Service center revenue	$289,375	$273,944	$871,590	841,827
Retail sales	228,209	233,098	710,589	729,008
Total revenues	$517,584	$507,042	$1,582,179	$1,570,835

Gross profit from service center revenue, prior to impairment charge	$58,817	$55,169	$185,616	171,244
Service center revenue impairment charge	(1,144)	(1,153)	(3,479)	(3,493)
Gross profit from service center revenue	$57,673	$54,016	$182,137	$167,751

Gross profit from retail sales, prior to impairment charge	$60,922	$69,676	$195,387	217,000
Retail sales impairment charge	(261)	(880)	(1,764)	(1,390)
Gross profit from retail sales	$60,661	$68,796	$193,623	$215,610

Total gross profit	$118,334	$122,812	$375,760	$383,361

Comparable sales percentages by line of business (A):
Service center revenue	3.7%	-2.5%	0.8%	0.4%
Retail sales	-1.8%	-3.1%	-2.4%	-2.6%
Total revenues	1.2%	-2.8%	-0.7%	-1.0%

Gross profit percentage by line of business (A):
Gross profit percentage from service center revenue, prior to impairment charge	20.3%	20.1%	21.3%	20.3%
Impairment charge	(0.4)	(0.4)	(0.4)	(0.4)
Gross profit percentage from service center revenue	19.9%	19.7%	20.9%	19.9%

Gross profit percentage from retail sales, prior to impairment charge	26.7%	29.9%	27.5%	29.8%
Impairment charge	(0.1)	(0.4)	(0.2)	(0.2)
Gross profit percentage from retail sales	26.6%	29.5%	27.2%	29.6%

Total gross profit percentage	22.9%	24.2%	23.7%	24.4%

(A) Retail sales include DIY and commercial sales. Service center revenue includes revenue from labor and installed parts and tires.